UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2025

Callan JMB Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-42506	99-0931141
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

244 Flightline Drive
Spring Branch, Texas	78070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (830) 438-0395

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CJMB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 29, 2025, at the virtual annual meeting of shareholders (the “Annual Meeting”) of Callan JMB Inc., a Nevada corporation (the “Company”): (i) elected five (5) directors to serve a one (1) year term; and (ii) ratified the appointment Rosenberg Rich Baker Berman, P.A. as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

The proposals presented at the Annual Meeting are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A (“Proxy Statement”) that was filed with the Securities and Exchange Commission on December 8, 2025. Holders of 3,171,618 shares of the Company’s common stock, or approximately 68.60% of the 4,623,027 shares of common stock that were issued and outstanding and entitled to vote, were present virtually or represented by proxy at the Annual Meeting.

The following are the final voting results on the proposals presented to the Company’s shareholders at the Annual Meeting.

Proposal No. 1: Election of Directors

The Company’s shareholders elected all of the director nominees nominated by the Board to serve for a one-year term, until the 2026 annual meeting of shareholders and until their successors are duly elected and qualified. The table below sets forth the voting results for Proposal 1:

Director	Term Expires	For	Abstain	Broker Non-Votes
Wayne Williams	2026	3,145,053	2,100	24,665
Eric Kash	2026	3,125,642	21,511	24,665
Mark Meller	2026	3,144,392	2,761	24,665
Liberty Duke	2026	3,145,452	1,701	24,665
Gerald Dial	2026	3,145,042	2,111	24,665

Proposal No. 2: Ratification of the Auditors

The Company’s shareholders approved the resolution to approve Rosenberg Rich Baker Berman, P.A. as the Company’s independent public accounting firm for fiscal 2025. The table below sets forth the voting results for Proposal 2:

For	Against	Abstain	Broker Non-Votes
3,170,218	1,400	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 31, 2025	Callan JMB Inc.

	By:	/s/ Wayne Williams
	Name:	Wayne Williams
	Title:	Chief Executive Officer